                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11585

BioTransplant Incorporated                              JUDGE: CJK
          Debtor-in-Possession.

--------------------------

DEBTOR(S)CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING March 31, 2003

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing February 28, 2003 and ending March 31, 2003 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 & OPR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 4/14/03                        DEBTOR(S)-IN-POSSESSION

                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                           (Signature)


                                     -----------------------------------------
                                           (Signature)

                                     Name & Title:  Donald B. Hawthorne
                                                    PRESIDENT & CEO
                                                    --------------------------
                                                       (Print or type)

                                     Address: 200 Boston Ave.
                                              Medford, MA 02155

                                     Telephone No.:  781-870-4611

                                                           ATTACHMENT 1 (Page 1)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:        BIOTRANSPLANT INC. DEBTOR IN POSSESSION

CASE NUMBER:      03-11585

MONTH OF:         3/31/03

1.   PAYROLL:  State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title                                  Wages Paid              Taxes Withheld
     of Executive                                 Gross         Net         Due              Paid
     --------------                               -----         ---         ---              ----
     Donald B. Hawthorne                      $ 37,762.50    $ 23,905.36                    $ 13,857.14
       -President & CEO

     Houry Youssoufian                        $     9,650    $  3,621.18                    $  6,028.82
       - Director of Finance

     TOTAL EXECUTIVE PAYROLL:___________________________________________________

2.   INSURANCE: Is workers' compensation and other insurance in effect? /X/ YES.
                Are payments current? NO(A). If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page. - N/A Policies remain same as reported in initial debtor report.

                                                                            Date
                     Carrier           Coverage             Expiration    Premium Coverage
     Type             Name        Amount      Policy #   Date        Amounts Pd. Thru
     ----            -------      ------      --------   ----        ----------------
     Homeowners     _______________________________________________________________________

     Rental Property_______________________________________________________________________

     Liability      _______________________________________________________________________

     Vehicle        _______________________________________________________________________

     Workers
     Compensation   _______________________________________________________________________

     Other          _______________________________________________________________________

(A) per stipulation approved by the Court on April 11, 2003, the Company can now make installment payments on its product liability insurance, other insurance payments will be made in April.

                                                           ATTACHMENT 1 (PAGE 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER:    03-11585

MONTH OF:       3/31/03

3.   BANK ACCOUNTS - Please see attached sheet

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name                 _________   _________   _________   _________   _________

     Account#                  _________   _________   _________   _________   _________

BEGINNING BOOK BALANCE         _________   _________   _________   _________   _________

     PLUS: Deposits            _________   _________   _________   _________   _________

     LESS: Disbursements       _________   _________   _________   _________   _________

     Other:                    _________   _________   _________   _________   _________
      Transfers In (Out)

     ______________________    _________   _________   _________   _________   _________

ENDING BOOK BALANCE            _________   _________   _________   _________   _________

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary). - none

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.):

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

Case Name      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION      ATTACHMENT 1
Case Number    03-11585 CJK

                                                            BTI_DIP Accounts
                                     Operating Account      Flexible Spending      Payroll Account
Bank Name                            Fleet National Bank    Fleet National Bank    Fleet National Bank
Account No.                             94292-73926           94192-73897             94292-73818

Beginning Book Balance     27 Feb-03 $            -         $           -          $            -

Plus Deposits   Deposits             $   255,530.20
                Int. Income
Less Disbursements                   $  (88,124,.00)        $      (80.05)(A)
                                     $      (705.09)

March Payment                        $   (49,169.34)                               $    49,169.34
                                                                                   $   (49,169.34)

Transfers                            $   814,188.15
                                     $   829,506.38
                                     ---------------------------------------------------------------------
Ending Bank balance        31-Mar-03 $ 1,563,228.30         $      (80.05) $   -   $            -   $    -
                                     =====================================================================
Ending Book balance                  $ 1,563,228.59                     0
                                     ---------------------------------------------------------------------

                                                        BTI Pre-Petition Accounts
                                     Operating Account      Flexible Spending      Payroll Account
Bank Name                            Fleet National Bank    Fleet National Bank    Fleet National Bank
Account No.                              940220-5608          940220-5667             940220-5585
Beginning Book Balance     27 Feb-03 $  1,428,013.91        $      816.11          $            -

Plus Deposits   Deposits
                Int. Income                   652.78

Less Disbursements


March Payment


Transfers


                                     -----------------------------------------------------------------
Ending Bank balance        31-Mar-03 $ 1,428,666.69         $ -    816.11  $  -    $            -
                                     =================================================================
Ending Book balance                  $ 1,428,666.69                532.80
                                     -----------------------------------------------------------------
                                                            (B)

                                                                  State Street
                                     Fleet Investment Account      Investment
Bank Name                            Fleet National Bank        Capital Advisors         TOTAL
Account No.                                                               DE0260

Beginning Book Balance     27 Feb-03 $   628,757.00             $     813,815.00

Plus Deposits   Deposits             $       751.38             $         373.15
                Int. Income
Less Disbursements


March Payment


Transfers                                                       $    (814,188.15)
                                     $  (629,508.38)

                                     -------------------------------------------
Ending Bank balance        31-Mar-03 $            -             $              -   $ 2,992,631.05
                                     ===========================================
Ending Book balance                               0                            0   $ 2,992,428.08
                                     -------------------------------------------

NOTE: BioTransplant Incorporated instructed its banks to close all accounts and establish new ones per the court instructions.

NOTE: On the petition date, the debtor asked Fleet National Bank to establish three new accounts. Fleet National bank did establish three new accounts for BioTransplant, however, they did not transfer the sum from our pre-petition accounts to the Debtor in Possession accounts. Per Fleet's internal proceedures, the accounts were not immediately closed, but were frozen as of the petition date so that no checks or other obligations could clear. Finally, on April 3, 2003, the pre-petition accounts were all closed and the funds were moved into the Debtor-in-Possession accounts

(A) Disbursements from the Flexible spending account represents fees for issuance of new checks and are to be funded from the pre-petition flexible spending balance
(B) The net variance in the flexible spending account is due to unreconciled difference which existed pre-petition

                                                                      FORM OPR-1

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS

CASE NUMBER : 03-11585                             MONTH ENDED: 3/31/03

See attached

                                          FILING
                                            DATE     MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's Treasury bills, etc.)             _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS
CASE NUMBER: 03-11585                              MONTH ENDED: 3/31/03

     Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES(OPR-4)            -0-     _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

CASE NAME    BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211585 CJK
                 MARCH 31, 2003

CASE NAME    ELIGIX INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211584 CJK

While the cases for Bankruptcy purposes are separate, BioTransplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               MARCH 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (8,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,854

       Other Assets
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856(A)
           Goodwill                                                                2,521,187                         2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               16,048,922        2,089,110       13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767           25,915
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805(D)
           Secured Debt                                                                    -           11,553                -(C)
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049(B)
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373(A)
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)(E)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)(A)
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,851,587        2,052,681        6,798,906
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     16,048,922   $    2,089,110       13,959,812
                                                                            ==================================================

       (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of April 12, 2003, Biotransplant Incorporated has not closed its December 31, 2002 accounting records as a results of a delay in completing the 2002 year end audit due to chapter 11 filing.

       The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue
       (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months in the quarter ending March 31, 2003.

       (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit
       (C) Plus undetermined value of debt secured by Collateral for BioTransplant Incorporated
       (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.
       (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

                                                                      FORM OPR-3

CASE NAME: BIOTRANSPLANT INC.                        SUMMARY ACCOUNTS RECEIVABLE

CASE NUMBER:  03-11585                              MONTH ENDED: 3/31/03

                                                          0-30         31-60          61-90         OVER
                                            TOTAL         DAYS         DAYS           DAYS        90 DAYS
DATE OF FILING: 2/27/03                  $  445,958    __________    __________    __________   $  445,958

 Allowance for doubtful accounts           (190,578)   (_________)   (_________)   (_________)    (190,578)

MONTH: 3/31/03                           $  239,273    __________    __________    __________   $  239,273*

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

        *allowance for doubtful accounts listed as of filing have been re-classified as collectable as a result of developments in chapter 11.

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: BIOTRANSPLANT INC. DIP.         SCHEDULE OF POST PETITION LIABILITIES

CASE NUMBER: 03-11585                      MONTH ENDED: 3/31/03

                                     DATE       DATE       TOTAL      0-30      31-60      61-90       OVER
                                   INCURRED     DUE         DUE       DAYS       DAYS       DAYS     90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax                    ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT          3/03     ________     25,915   ________   ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
 (list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                            ________   ________    25,915    ________   ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  BIOTRANSPLANT INC. DIP                    INCOME  TEMENT

CASE NUMBER: 03-11585                                 MONTH ENDED   3/31/03

Please see attached schedule.

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other:______________              ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)*    ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      FORM OPR-5

CASE NAME       BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER     03-11585 CJK

                                                            March 31, 2003
Net Revenue                                                 $            -

Cost of Goods Sold
                  Materials
                  Labor-Direct
                  Manufacturing OH
                  Total Cost of Goods Sold

Gross Profit                                                             -

Operating Expenses

                  Selling and Marketing                                  -
                  General and Administrative                       174,125
                  Other

                  Total Operating Expenses                         174,125

INCOME BEFORE INTEREST, DEPRECIATION, TAXES
 OR EXTRAORDINARY EXPENSES                                         174,125(A)

Interest Expense                                                         -

Depreciation                                                             -(A)

Income Tax Expense (Benefit)                                             -

Extraordinary Income(Expense)                                            -

Interest Income                                                      1,038
                                                            --------------
Net Income (Loss)                                           $     (173,087)
                                                            ==============

(A) As of April 12, 2003, BioTransplant Incorporated has not closed its December 31, 2002 accounting records.

The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months in the quarter ending March 31, 2003.

                                                                      FORM OPR-6

CASE NAME:     BIOTRANSPLANT INCORPORATED  STATEMENT OF SOURCES AND USES OF CASH
               DIP
                                           MONTH ENDED: MARCH 31,2003
CASE NUMBER:   03-11585


                                    MONTH      MONTH      MONTH      MONTH      MONTH       MONTH      MONTH     MONTH     MONTH
                                   ________   ________   ________   ________   ________   ________   ________   _______   _______

SOURCES OF CASH
 Income (Loss) From Operations     ________   ________   ________   ________   ________   ________   ________   _______   _______
  Add: Depreciation, Amortization
       & Other Non-Cash Items      ________   ________   ________   ________   ________   ________   ________   _______   _______

OPERATIONS                         ________   ________   ________   ________   ________   ________   ________   _______   _______

 Add: Decrease in Assets:
      Accounts Receivable          ________   ________   ________   ________   ________   ________   ________   _______   _______

      Inventory                    ________   ________   ________   ________   ________   ________   ________   _______   _______

      Prepaid Expenses & Deposits  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Property, Plant & Equipment  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Other                        ________   ________   ________   ________   ________   ________   ________   _______   _______

   Increase in Liabilities:
      Pre Petition Liabilities     ________   ________   ________   ________   ________   ________   ________   _______   _______

      Post Petition Liabilities    ________   ________   ________   ________   ________   ________   ________   _______   _______

    TOTAL SOURCES OF CASH (A)      ________   ________   ________   ________   ________   ________   ________   _______   _______

USES OF CASH
 Increase in Assets:
   Accounts Receivable             ________   ________   ________   ________   ________   ________   ________   _______   _______

   Inventory                       ________   ________   ________   ________   ________   ________   ________   _______   _______

   Prepaid Expenses & Deposits     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Property, Plant & Equipment     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Other                           ________   ________   ________   ________   ________   ________   ________   _______   _______

Decrease in Liabilities:
 Pre Petition Liabilities          ________   ________   ________   ________   ________   ________   ________   _______   _______

 Post Petition Liabilities         ________   ________   ________   ________   ________   ________   ________   _______   _______

      TOTAL USES OF CASH (B)       ________   ________   ________   ________   ________   ________   ________   _______   _______

NET SOURCE (USE)
 OF CASH (A-B = NET)               ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - BEGINNING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - ENDING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

                                                                      FORM OPR-6

CASE NAME        BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER      03-11585 CJK

                      STATEMENT OF SOURCES AND USES OF CASH

                                                          MARCH 31, 2003
SOURCES OF CASH
             Income(Loss) From Operations                  $    (173,087)
             Add: Depreciation, Amortization                       5,287
             & Other Non-Cash Items

OPERATIONS
  Add:       Decrease in Assets:
             Accounts Receivable                                 255,379
             Inventory                                                 -
             Prepaid Expenses & Deposits                           7,050
             Property, Plant and Equipment                             -
             Other                                                     -

             Increase in Liabilities
             Pre-Petition Liabilities                                  -
             Post Petition Liabilities                            25,915

             TOTAL SOURCES OF CASH (A)                           120,544

USES OF CASH
             Increase in Assets:
             Accounts Receivable                                       -
             Inventory                                                 -
             Prepaid Expenses & Deposits                               -
             Property, Plant and Equipment
             Other                                                     -

             Decrease in Liabilities
             Pre-Petition Liabilities                                  -
             Post Petition Liabilities                                 -

             TOTAL USES OF CASH (B)                                    -

NET SOURCE (USE) OF CASH (A-B=NET)                         $     120,544

CASH-BEGINNING BALANCE                                     $   2,871,884
CASH-ENDING BALANCE                                        $   2,992,428

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11584

Eligix Incorporated                                     JUDGE: CJK
                Debtor in Possession
_____________________________

DEBTOR(S)CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING March 31, 2003

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing February 28, 2003 and ending March 31, 2003 as shown by the report and exhibits consisting of 12 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 & OPR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:                                DEBTOR(S)-IN-POSSESSION
     ---------------
                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                            (Signature)


                                     -----------------------------------------
                                            (Signature)

                                     Name & Title: Donald B. Hawthorne,
                                                   PRESIDENT & CEO
                                                   ---------------------------
                                                     (Print or type)

                                     Address: 200 Boston Ave.
                                             ---------------------------------
                                              Medford, MA 02155
                                             ---------------------------------

                                     Telephone No.:  781-870-4611
                                                   ---------------------------

                                                           ATTACHMENT 1 (Page 1)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:        Eligix Inc Debtor-in-Possession

CASE NUMBER:      03-11584 CJK

MONTH OF:         MARCH 31, 2003

1.   PAYROLL:   State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title                                  Wages Paid              Taxes Withheld
     of Executive                                 Gross         Net         Due              Paid
     --------------                               -----         ---         ---              ----
       None

     TOTAL EXECUTIVE PAYROLL:___________________________________________________

2.   INSURANCE: Is workers' compensation and other insurance in effect? N/A. Are payments current?________. If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                             Date
                 Carrier           Coverage             Expiration     Premium Coverage
     Type         Name        Amount      Policy#    Date        Amounts Pd. Thru
     ----        -------      ------      ------     ----        ----------------
     Homeowners     _______________________________________________________________________

     Rental Property_______________________________________________________________________

     Liability      _______________________________________________________________________

     Vehicle        _______________________________________________________________________

     Workers
     Compensation   _______________________________________________________________________

     Other          _______________________________________________________________________

                    _______________________________________________________________________

                                                           ATTACHMENT 1 (Page 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      Eligix Incorporated Debtor in Possession

CASE NUMBER:    03-11584 CJK

MONTH OF:       March 31, 2003
                    Note 1

3.   BANK ACCOUNTS

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name            (1)  Eligix Inc does not have any bank accounts or Cash under its own name, and it does not have any employees on stand alone
                               [ILLEGIBLE] of its ???. Its assets serve to support,
                               and are being developed by, BTI its Corporate parent.

     Account#                  In prepetition period, Eligix Inc. and BTI were reported
                               as a consolidated group for tax & SEC purposes.

BEGINNING BOOK BALANCE

     PLUS: Deposits

     LESS: Disbursements

     Other:
      Transfers In (0ut)

     ______________________

ENDING BOOK BALANCE

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary).

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.);

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

                                                                      FORM OPR-1

CASE NAME: Eligix Inc. Debtor in Possession           COMPARATIVE BALANCE SHEETS

CASE NUMBER:  03-11584                           MONTH ENDED: MARCH 31, 2003

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's, Treasury bills, etc.)            _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: Eligix Inc. Debtor in Possession           COMPARATIVE BALANCE SHEETS

CASE NUMBER: 03-11584                              MONTH ENDED: MARCH 31, 2003

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES [OPR-4]            -0-    _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

Case Name    Bio Transplant Incorporated Debtor in Possession
Case Number  03-211585 CJK
                 March 31, 2003

Case Name    Eligix Incorporated Debtor in Possession
Case Number  03-211584 CJK

While the cases for Bankruptcy purposes are separate, Bio Transplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               March 31, 2003
                                                                            Consolidated BTI       Eligix          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowance for DA                                                               -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets                                                                                                          -
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856(A)
           Goodwill                                                                2,621,187                         2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               18,048,922        2,089,110       13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767           25,915
       Pre-Petition Liabilities
           Priority Debt                                                              11,805                            11,805(D)
           Secured Debt                                                                    -           11,553                -(C)
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049(B)
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------
           Deferred Revenue                                                        4,807,373                         4,807,373(A)
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)(E)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       164,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)(A)
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
           Total Shareholder's Equity                                              8,851,587        2,052,881        6,798,906
                                                                            --------------------------------------------------
           Total Liabilities and Shareholders Equity                        $     16,048,922   $    2,089,110       13,959,812
                                                                            ==================================================

           (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of April 12, 2003, BioTransplant Incorporated has not closed its December 31, 2002 accounting records as a result of a delay in completing the 2002 year end audit due to chapter 11 filing

           The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months in the quarter ending March 31, 2003.

           (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit
           (C) Plus undetermined value of debt secured by Collateral for BioTransplant incorporated
           (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.
           (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

                                                                      FORM OPR-3

CASE NAME: Eligix Inc. Debtor in possession       SUMMARY OF ACCOUNTS RECEIVABLE

CASE NUMBER: 03-11584                             MONTH ENDED: MARCH 31, 2003

                                                          0-30         31-60          61-90       OVER
                                           TOTAL          DAYS          DAYS          DAYS       90 DAYS
DATE OF FILING 2/27/03                   $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: 3/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)           (1)  (_________)

MONTH: ______________________________    __________    __________    __________    __________   __________

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: Eligix Inc. Debtor in possessions        SCHEDULE OF POSTPETITION LIABILITIES

CASE NUMBER:  03-11584                              MONTH ENDED: MARCH 31, 2003

                                     DATE       DATE       TOTAL      0-30      31-60      61-90      OVER
                                   INCURRED      DUE        DUE       DAYS      DAYS       DAYS      90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax.                   ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT          03/?     ________      6,767   ________   ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
(list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                            ________   ________   $  6,767   ________   ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  ELIGIX INC.                            INCOME STATEMENT

CASE NUMBER 03-11584                               MONTH ENDED:  MARCH 31, 2003

Please see attached

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other: ______________             ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)     ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      Form OPR-5

Case Name       Eligix Inc. Debtor in Possession
Case Number     03-11584 CJK

                                                            March 31, 2003
Net Revenue                                                 $            -

Cost of Goods Sold
                  Materials
                  Labor-Direct
                  Manufacturing OH
                  Total Cost of Goods Sold

Gross Profit                                                             -

Operating Expenses

                  Selling and Marketing                                  -
                  General and Administrative                         6,767
                  Other

                  Total Operating Expenses                           6,767

INCOME BEFORE INTEREST, DEPRECIATION, TAXES
OR EXTRAORDINARY EXPENSES                                            6,767(A)

Interest Expense                                                         -

Depreciation                                                             -(A)

Income Tax Expense (Benefit)                                             -

Extraordinary Income(Expense)                                            -

Interest Income                                                          -
                                                            --------------
Net Income (Loss)                                           $       (6,767)
                                                            ==============

(A) As of April 12, 2003, Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. Bio Transplant Incorporated has not closed its December 31, 2002 accounting records.

The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months in the quarter ending March 31, 2003.

                                                                      FORM OPR-6

CASE NAME:    Eligix Inc.                  STATEMENT OF SOURCES AND USES OF CASH

CASE NUMBER:  03-11584                     MONTH ENDED: 3/31/03

Please see attached


                                    MONTH      MONTH      MONTH      MONTH      MONTH       MONTH      MONTH     MONTH     MONTH
                                   ________   ________   ________   ________   ________   ________   ________   _______   _______

SOURCES OF CASH
 Income (Loss) From Operations     ________   ________   ________   ________   ________   ________   ________   _______   _______
  Add: Depreciation, Amortization
       & Other Non-Cash Items      ________   ________   ________   ________   ________   ________   ________   _______   _______

OPERATIONS                         ________   ________   ________   ________   ________   ________   ________   _______   _______

 Add: Decrease in Assets:
      Accounts Receivable          ________   ________   ________   ________   ________   ________   ________   _______   _______

      Inventory                    ________   ________   ________   ________   ________   ________   ________   _______   _______

      Prepaid Expenses & Deposits  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Property, Plant & Equipment  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Other                        ________   ________   ________   ________   ________   ________   ________   _______   _______

 Increase in Liabilities:
      Pre Petition Liabilities     ________   ________   ________   ________   ________   ________   ________   _______   _______

      Post Petition Liabilities    ________   ________   ________   ________   ________   ________   ________   _______   _______

    TOTAL SOURCES OF CASH(A)       ________   ________   ________   ________   ________   ________   ________   _______   _______

USES OF CASH
 Increase in Assets:
   Accounts Receivable             ________   ________   ________   ________   ________   ________   ________   _______   _______

  Inventory                        ________   ________   ________   ________   ________   ________   ________   _______   _______

  Prepaid Expenses & Deposits      ________   ________   ________   ________   ________   ________   ________   _______   _______

  Property, Plant & Equipment      ________   ________   ________   ________   ________   ________   ________   _______   _______

  Other                            ________   ________   ________   ________   ________   ________   ________   _______   _______

Decrease in Liabilities:
 Pre Petition Liabilities          ________   ________   ________   ________   ________   ________   ________   _______   _______

 Post Petition Liabilities         ________   ________   ________   ________   ________   ________   ________   _______   _______

      TOTAL USES OF CASH(B)        ________   ________   ________   ________   ________   ________   ________   _______   _______

NET SOURCE (USE)
 OF CASH (A-B = NET)               ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - BEGINNING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - ENDING BALANCE
 (See OPR-1)                      ________   ________   ________   ________   ________   ________   ________   _______   _______

                                                                      FORM OPR-6

CASE NAME        ELIGIX INCORPORATED, DEBTOR IN POSSESSION

CASE NUMBER      03-11584 CJK

                      STATEMENT OF SOURCES AND USES OF CASH

                                                           MARCH 31,2003
SOURCES OF CASH
             Income (Loss) From Operations                 $      (6,767)
             Add: Depreciation, Amortization
             & Other Non-Cash Items

OPERATIONS
  Add:       Decrease in Assets:
             Accounts Receivable                                       -
             Inventory                                                 -
             Prepaid Expenses & Deposits                               -
             Property, Plant and Equipment                             -
             Other                                                     -

             Increase in Liabilities
             Pre-Petition Liabilities                                  -
             Post Petition Liabilities                                 -

             TOTAL SOURCES OF CASH(A)                             (6,767)

USES OF CASH
             Increase in Assets:
             Accounts Receivable                                       -
             Inventory                                                 -
             Prepaid Expenses & Deposits                               -
             Property, Plant and Equipment
             Other                                                     -

             Decrease in Liabilities
             Pre-Petition Liabilities                                  -
             Post Petition Liabilities                                 -

             TOTAL USES OF CASH(B)                                     -

NET SOURCE (USE) OF CASH (A-B=NET)                         $      (6,767)

CASH-BEGINNING BALANCE                                     $           -
CASH_ENDING BALANCE                                        $           -

NOTE: Eligix incorporated is a wholly owned subsidiary of BioTransplant Incorporated.
Eligix Incorporated does not have any cash, all its expenses are paid for by BioTransplant Incorporated. BioTransplant Incorporated presents its financials on a consolidated basis.